Exhibit 10.2

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO OR FOR THE BENEFIT OF A U.S. PERSON (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

SOLARWINDOW TECHNOLOGIES, INC.

Amended and Restated Subscription Agreement

This Amended and Restated Subscription Agreement (“Subscription Agreement”) is by and between SolarWindow Technologies, Inc., a Nevada corporation (the “Company”), and the undersigned subscriber whose name is set forth on the signature page hereto (“Subscriber”).

Recitals:

A.       Subscriber together with other subscribers executing subscription agreements substantially similar to this Subscription Agreement (the “Other Subscribers,” and collectively with Subscriber, “Subscribers”) shall be purchasing from and the Company shall be offering and selling (the “Offering”) to Subscribers, severally and not jointly up to a maximum of 12,903,226 units (“Maximum Units”) at a purchase price of $0.31 per unit, for an aggregate price of US$4,000,000. Each unit (individually a “Unit” and collectively the “Units”) consists of (i) one (1) share (the “Unit Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), and (ii) one (1) Series U-OS Warrant substantially in the form set forth on Exhibit A hereto (the “Series U-OS Warrant”) to purchase one additional share of Common Stock (the “Warrant Shares”) at an exercise price of $0.47 per share for a period of three (3) years commencing immediately from the original date of issuance of the Series U-OS Warrant. The Unit Shares, the Series U-OS Warrants and Warrant Shares are collectively referred to as the “Securities.” The Securities are immediately separable upon closing, and each will be issued separately.

B.       The Offering commenced in Canada on May 9, 2025 and elsewhere on March 13, 2025 and is being conducted (i) in the United States in reliance upon exemptions from registration under the applicable United States federal securities laws provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and (ii) concurrently in various offshore jurisdictions in reliance upon exemptions from registration under the applicable United States federal securities laws provided by Regulation S of the Securities Act (“Regulation S”) and in Canada pursuant to National Instrument 45-106 Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”). The Offering is being conducted on a “best efforts, no minimum” basis and will terminate upon the earlier of (a) the sale of the Maximum Units or (b) May 30, 2025. The Company may extend the term of the Offering subject to the consent of its Board of Directors.

C.       The Subscriber desires to subscribe for and purchase from the Company that number of Units set forth set forth on the Subscriber Signature Page hereto (the “Subscribed for Units”) for a purchase price of $0.31 per Unit, and for the aggregate purchase price set forth on the Subscriber Signature Page hereto (the “Aggregate Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed for Units in consideration of the payment of the Aggregate Purchase Price therefor by, or on behalf of, Subscriber to the Company, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Article 1

Terms, Provisions and Conditions Applicable to All Subscribers

1.        Subscription and Aggregate Purchase Price. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees, to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Aggregate Purchase Price, the Subscribed for Units (such subscription and issuance, the “Subscription”). The Subscriber’s delivery of this Subscription Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company in accordance with the wire instructions set forth in Section 3.

2.        Representations, Warranties and Agreements.

2.1        Subscriber’s Representations, Warranties and Agreements Regarding the Subscriber and the Offering Generally. To induce the Company to issue the Subscribed for Units, Subscriber hereby represents and warrants to the Company and acknowledges and agrees with the Company, as of the date hereof and as of the Closing Date, as follows:

2.1.1       If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement and has not been formed solely for the purpose of purchasing the Securities. If Subscriber is an individual, Subscriber has the capacity to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2       If Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. This Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3       The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (ii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber that would reasonably be expected to have a material adverse effect on the legal authority and ability of Subscriber to enter into and timely perform its obligations under this Subscription Agreement.

2.1.4       Subscriber is a Person, who is experienced in investing in transactions of the type contemplated by this Subscription Agreement and capable of evaluating investment risks independently, both in general and with regard to transactions and investment strategies involving securities, including Subscriber’s participation in the purchase of the Subscribed for Units Shares. As used in this Subscription Agreement the term “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization.

2.1.5       Subscriber is not a foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) and that will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed for Units hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of the Subscribed for Units hereunder.

2.1.6       Subscriber understands that the Subscribed for Units are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed for Units have not been registered under the Securities Act. Subscriber understands that the Subscribed for Units may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act, (ii) pursuant to an effective registration statement as to the Securities to be sold, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that the Subscribed for Units shall be subject to a legend to such effect (provided that such legends will be eligible for removal upon delivery of an opinion of counsel by Subscriber, in form reasonably satisfactory to the Company’s transfer agent, to the effect that such legends are not required in order to establish compliance with any provisions of the Securities Act). Accordingly, certificates representing the Securities may bear the following or similar legend, as applicable:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.”

Subscriber consents to the Company’s making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section.

2.1.7       Subscriber understands and agrees that the Subscribed for Units will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Subscribed for Units and may be required to bear the financial risk of investment in the Subscribed for Units for an indefinite period. Subscriber understands that it has been advised to consult independent legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed for Units. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that the Subscribed for Units are a suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed for Units, and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company.

2.1.8       Subscriber understands and agrees that no United States federal, state, or foreign governmental securities regulatory (or similar agency) has reviewed, passed upon or endorsed the merits of the Offering or made any findings or determination as to the fairness of an investment in the Units.

2.1.9       Subscriber acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement; and in making its decision to purchase the Subscribed for Units, Subscriber represents that it has relied solely upon its independent investigation made by Subscriber and the representations, warranties and covenants of the Company contained in this Subscription Agreement. Without limiting the generality of the foregoing, Subscriber further acknowledges that neither the Company nor any of its directors, employees, officers, affiliates or agents have made any representations whether written or oral, that (i) that any person will resell or purchase any of the Securities; (ii) that any person will refund all or any part of the funds paid in connection with the subscription hereunder; or (iii) as to the future price or value of any of the Securities.

2.1.10       The Subscriber has carefully considered the potential risks relating to the Company and the purchase of the Securities and fully understands that Securities are a speculative investment that involves a high degree of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” and “Forward Looking Statements” in the Company’s SEC Filings (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

2.1.11       Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed for Units, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

2.1.12       Subscriber is acquiring the Subscribed for Units only for its own account and not for the account of others, for investment purposes only and not with a view to any distribution of the Subscribed for Units in any manner that would violate the securities laws of the United States or any other applicable jurisdiction, including, but not limited to Canada. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed for Units.

2.1.13       No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

2.1.14        Subscriber acknowledges and that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of Subscriber’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds.

2.1.15       Subscriber became aware of this Offering solely by means of direct contact between Subscriber and the Company or one of their respective representatives or through Persons with whom the Subscriber and the Company have a business relationship, and (ii) that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the Securities and Exchange Commission in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

2.1.16        Subscriber acknowledges that there is no government or other insurance covering the Securities.

2.1.17        Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction (as set forth on the Subscriber Signature Page hereto) in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (v) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. The Subscriber’s subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction. Subscriber further acknowledges that there may be further restrictions on Subscriber's ability to resell the Securities, and it is the responsibility of Subscriber to find out what those restrictions are and to comply with them before selling the Securities.

2.2       Subscriber’s Representations, Warranties and Agreements Regarding Regulation S.

Subscriber hereby further represents and warrants to the Company and acknowledges and agrees with the Company, as of the date hereof and as of the Closing Date, as follows:

2.2.1       The Subscriber is not a U.S. Person (as defined in Regulation S and set forth in Exhibit B hereto) and is not an affiliate of the Company.

2.2.2       Subscriber is acquiring the Units in an offshore transaction pursuant to Regulation S. At the time of the origination of contact concerning this Subscription Agreement and the date of the execution and delivery of this Subscription Agreement, the Subscriber was outside of the United States (as defined in Regulation S and set forth in Exhibit B hereto).

2.2.3       Subscriber represents and warrants that (i) Subscriber became aware of this Offering solely by means of direct contact between Subscriber and the Company or one of their respective representatives or through Persons with whom the Subscriber and the Company have a business relationship, and (ii) that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the United States Securities and Exchange Commission (the “SEC”) or in Canada on Sedar+, in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

2.2.4       Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S and set forth in Exhibit B hereto) in the United States in respect of the Unit Shares and Warrant Shares which directed selling efforts would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Unit Shares and Warrant Shares pursuant to registration of the Unit Shares and Warrant Shares for resale under the Securities Act, Regulation S, and or under an exemption from such registration requirements or any applicable state and provincial securities laws.

2.2.5       Subscriber understands and agrees that offers and sales of any of the Units prior to the expiration of a period of twelve months (or such shorter period as permitted under Regulation S) after the date of sale of the Units under this Subscription Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers, sales, pledges and transfers after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws.

2.2.6       Subscriber understands and agrees not to engage in any hedging transactions involving the Unit Shares and Warrant Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act.

2.2.7       The transactions contemplated by this Subscription Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act. Neither Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Units and Subscriber and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

2.2.8       The Subscriber may not, and will not, sell or otherwise transfer any Securities without registration under the Securities Act or as permitted pursuant to Regulation S, or another exemption from the registration requirements of the Securities Act, and fully understands and agrees that the Subscriber must bear the economic risk of its investment in the Securities. The Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that except as provided in the Transaction Documents, the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Subscription Agreement. For purposes of this Subscription Agreement, the term “Transaction Documents” means collectively this Subscription Agreement, the Registration Rights Agreement and the Series U-OS Warrants.

2.2.9       Subscriber acknowledges and agrees that the Securities underlying the Series U-OS Warrants are subject to a continuous distribution compliance period as long as the warrants remain outstanding and that the Series U-OS Warrants (i) must bear a legend stating that the Series U-OS Warrants and underlying Securities have not been registered under the Securities Act and that the Series U-OS Warrants may not be exercised by or on behalf of any U.S. person unless registered or pursuant to an exemption; (ii) each person exercising a Series U-OS Warrants must provide a written certification that they are not a U.S. person and that the warrant is not being exercised in the United States or on behalf of a U.S. person or otherwise provide a legal opinion letter acceptable to the Company that the Series U-OS Warrants and the underlying Securities have been registered pursuant to the Securities Act, or are exempt from registration; and (iii) that the Company shall establish procedures are implemented to ensure that the Series U-OS Warrants may not be exercised within the U.S. and that the underlying Securities may not be delivered within the U.S., unless registered pursuant to the Securities Act or exempt from registration.

3.       Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Subscribed for Units, the Company hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Closing Date, except as disclosed in the SEC Filings (as defined below), as follows:

3.1       The Company has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business.

Each of the Transaction Documents (as defined in Section has been duly authorized, validly executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of the Company, and is enforceable against Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

3.2       The Unit Shares and Warrant Shares will be duly authorized and, when issued and delivered to Subscriber against full payment, in accordance with the terms of this Subscription Agreement and Series U-OS Warrant respectively, and registered with the Company’s transfer agent, will be will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights under the Company’s constitutive agreements or applicable law.

3.3       The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Subscribed for Units and the consummation of the other transactions contemplated herein, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company, taken as a whole or materially and adversely affects the ability of the company to timely perform its obligations under this Subscription Agreement (a “Company Material Adverse Effect”) or (ii) result in any material violation of the provisions of the organizational documents of the Company any of its subsidiaries that would reasonably be expected to have a Company Material Adverse Effect.

3.4       Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security of the Company solicited any offers to buy any security under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Subscribed for Units under the Securities Act.

3.5        As of the date of this Subscription Agreement, the authorized share capital of the Company consists of 300,000,000 shares of Common Stock $0.001 par value per share. The shares of Common Stock outstanding have been duly authorized and are validly issued, fully paid and non-assessable. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound, relating to the voting of any securities of the Company. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Subscribed for Units that have not been or will not be validly waived on or prior to the Closing.

3.6       Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (i) no registration under the Securities Act is required for the offer and sale of the Subscribed for Units by the Company to Subscriber and (ii) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Subscription Agreement.

3.7       As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, suits, claims, actions, or proceedings, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company, which would, individually or in aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.8       The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Subscribed for Units), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) those required by the OTC Market Group, Inc. or another applicable stock exchange, and (iv) filings, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.9        The Company is a “Reporting Issuer” (as defined in and set forth on Exhibit B) and is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its filings in Canada. The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s filings for the prior two full fiscal years plus any interim period to the date of the Closing (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference. The SEC Filings, when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries, if any (collectively, the “Subsidiaries”), are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

3.10        No broker, finder or other financial consultant has acted on behalf of the Company in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability to the Subscriber.

3.11       The Company is not, and immediately after receipt of payment for the Subscribed for Units will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

3.12       The Series U-OS Warrants included as part of the Units represent a binding obligation of the Company as further described therein. The Unit Shares and Warrant Shares, upon issuance in accordance with the terms of this Subscription Agreement and the terms of the respective Series U-OS Warrants: (i) will be duly and validly authorized, validly issued and non-assessable; (ii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (iii) will not subject the holders thereof to personal liability by reason of being such holders.

3.13       The offer pursuant to this Subscription Agreement is being made to Subscriber entirely outside the United States. Neither the Company nor anyone acting on its behalf has engaged in directed selling efforts to solicit U.S. investors.

4.       Closing(s); Subscription Procedures.

4.1       Multiple Closings. Subject to the terms and conditions of this Subscription Agreement the Company anticipates effecting multiple closings (each a “Closing”) of the purchase and sale of the Subscribed for Units remotely via the exchange of documents and signatures following receipt of Subscriptions until the earlier to occur of May 30, 2025, or the termination of the Offering as set forth in Section 4.

4.2       Subscription Procedures. To complete a Subscription for the Subscribed for Units, the Purchaser must fully comply with the subscription procedure provided in Subsections 3.2.1 of this Section 3.2 (collectively, the “Subscriber Closing Deliverables”) prior to the applicable Closing. On delivery of the Subscriber Closing Deliverables, the Subscriber will become bound by its terms. Unless otherwise required by applicable laws, the Subscriber may not withdraw or revoke her/his executed Subscription Agreement in whole or in part without the consent of the Company. The Company may accept the Subscription at any time on or before the Termination Date. This Subscription Agreement is not binding on the Company until the date (the “Effective Date”) it is accepted as evidenced by the signature of an officer of the Company. The Company, in its sole discretion, has the right to accept or reject this Subscription in whole or in part and accept Subscriptions other than in the order received. In the event of rejection of this Subscription, or in the event that, for any reason, none of the Units are sold (in which case this Subscription Agreement will be deemed to be rejected), the Company will thereafter promptly return or cause to be returned to the Subscriber by mail, a check in the amount paid by the Subscriber in this Offering, without interest thereon or deduction therefrom for expenses or otherwise, and this Subscription Agreement shall thereafter have no further force or effect.   If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this Subscription was accepted.

4.2.1       Subject to the terms and conditions of this Subscription Agreement, prior to Closing the Subscriber shall deliver to the Company:

4.2.1.1       a fully executed and completed copy of this Subscription Agreement (including all of the information requested of the Subscriber on the Subscriber Signature Page;

4.2.1.2       a fully executed and completed copy of the Registration Rights Agreement (as defined in Section 6) and the Questionnaire annexed thereto;

4.2.1.3       if the Subscriber is a natural person, a copy of Subscribers passport or other government issued identification document reflecting Subscribers jurisdiction of residence as set forth on the Subscriber’s Signature Page;

4.2.1.4       if the Subscriber is not a natural person, a copy of the Subscriber’s organizational documentation and such other documents as the Company may request to substantiate Subscriber’s representation and warranties in Section 2.

4.2.1.5       the Aggregate Purchase Price in accordance with the wiring instructions set forth in Section 3.2.2.

4.2.2        Payment for the Subscribed for Units. Payment of the Aggregate Purchase Price for the Subscribed for Units shall be made by wire transfer of to the Company immediately available funds. The wire instructions are:

Bank Name:	BMO Harris Bank NA
Bank Routing No.:	071025661
SWIFT Code:	HATRUS44
Account No.:	4802600518
Bank Address:	P.O. BOX 94033, PALATINE, IL 60094−4033
Company Address:	9375 E Shea Blvd Suite 107B, Scottsdale, AZ 85260

4.3       Company Closing Deliverables. Subject to the terms and conditions of this Subscription Agreement, at the Closing the Company shall deliver to the Subscriber:

4.3.1       a countersigned copy of this Subscription Agreement;

4.3.2       a countersigned copy of the Registration Rights Agreement;

4.3.4       a copy of the instructions to the Company’s stock transfer agent to issue the Unit Shares to the Subscriber in book entry format; and

4.3.5       the Series U-OS Warrant, duly executed by the Company.

5.       Termination.

The Offering shall terminate on the earlier to occur of May 30, 2025, or the date of the sale of the Maximum Units (the “Termination Date”). All of the representations and warranties contained in this Subscription Agreement shall survive the Closings. All of the covenants and agreements made by each party in this Subscription Agreement shall survive the Closings until the applicable statute of limitations or in accordance with their respective terms, if a shorter period. However, the Company may extend the term of this Offering subject to the consent of its Board of Directors.

6.       Registration. Within 90 days following the Termination Date, the Company shall file registration statement on Form S-1 under the Securities Act covering the resale by Subscriber of the Unit Shares and the Warrant Shares in accordance with the terms of the registration rights agreement of even date herewith between the Company and Subscriber substantially in the form of Exhibit C hereto (the “Registration Rights Agreement”).

7.             Rule 144.

7.1       From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Company to the public without registration are available to holders of the Company’s shares of Common Stock and for so long as Subscriber holds the Subscribed for Units, the Company agrees to:

7.1.1       make and keep public information available, as those terms are understood and defined in Rule 144; and

7.1.2       file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

7.2       If the Subscribed for Units are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at Subscriber’s request and upon delivery of an opinion of the Company’s counsel, in form reasonably satisfactory to the transfer agent of the Company, the Company will cause its transfer agent to remove the applicable restrictive legend.

8.             General.

8.1        Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Agreement.

8.1.1       Subscriber acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties made by the Company contained in this Subscription Agreement.

8.1.2       Each of the Company and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

8.1.3       The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed for Units, and Subscriber shall provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber, provided that the Company agrees to keep confidential any such information provided by Subscriber.

8.1.4       Each of Subscriber and the Company shall pay all of its own respective expenses in connection with this Subscription Agreement and the transactions contemplated herein.

8.1.5       Each of Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.

8.2       Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email during business hours or the next Business Day if sent outside of business hours, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the Subscriber Signature Page hereto;

(ii) if to the Company, to:

SolarWindow Technologies, Inc.

9375 E. Shea Blvd, Suite 107-B

Scottsdale, AZ 85260

Attention: Amit Singh

Email: amit@solarwindow.com

with a required copy (which copy shall not constitute notice) to:

Sierchio Law, LLP

430 Park Avenue

Suite 702

New York, New York 10022

Attention: Joseph Sierchio

Email: joseph@sierchiolaw.com

Phone: (212) 246-3030

Mobile: (212) 300-6356

8.3        Entire Agreement. This Subscription Agreement, together with the Registration Rights Agreement, the Series U-OS Warrants, and all Exhibits and schedules hereto and thereto constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

8.4        Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

8..5        Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Subscribed for Units) may be transferred or assigned without the prior written consent of the Company; provided that Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Company, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber.

8.6        Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

8.7       Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of York, without giving effect to the principles of conflicts of law thereof.

8. 8       Consent to Jurisdiction; Waiver of Jury Trial.

8.8.1       The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

8.8.2        WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

8.9       Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

8.10       No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

8.11        Remedies.

8.11.1.       The parties agree that irreparable damage would occur if this Subscription Agreement were not performed, or the Closing is not consummated in accordance with its specific terms or is otherwise breached and that monetary damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to Section 7.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

8.11.2       The parties acknowledge and agree that Section 7.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

8.12         Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

8.13       Additional Financings and Offerings. Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources in the future, or concurrently with the Offering, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful. Moreover, Subscriber understands and agrees that the Company reserves the right to make future and concurrent offers, either public or private, of securities, including, but not limited to, promissory notes, shares of common stock, preferred stock or warrants, on terms that may be more than or less favorable than the Securities. Subscriber further confirms that Subscriber has no right to purchase any securities in any future or concurrent offerings. The Company, its affiliates and/or authorized consultants reserve the right at any time to negotiate individually with one or more prospective investors or other persons and to enter into one or more definitive agreements and/or side letters, with one or more of such persons regarding an investment in the Company, on the terms set forth in this subscription or on other terms and conditions, which may be more favorable then the terms set forth herein, or include additional securities of the Company, without prior notice to Subscriber.

8.14       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes or could constitute material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Subscriber shall have executed a written agreement with the Company regarding the willingness to accept receipt of such material non-public information and acknowledges the confidentiality and use of such information and the Company’s covenant to file a further SEC filing or report and the period in which such information shall remain confidential or be required to not be disclosed. Subscriber is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of the Company by any person who has received or has access to material, non-public information (“NPI”) relating to the Company and on the communication of such NPI to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information, and in the event that Subscriber has or subsequently receives such NPI or access thereto, Subscriber shall comply with such applicable securities.

8.15       Several, Not Joint Obligations. The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance or non-performance of the obligations of any other Subscriber under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any of the Subscribers pursuant hereto or thereto, shall be deemed to constitute Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Subscription Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Subscribers. It is expressly understood and agreed that each provision contained in this Subscription Agreement and in each other Transaction Document is between the Company and a Subscriber, solely, and not between the Company and Subscribers collectively and not between and among Subscribers.

8.16       Disclosure. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) in a press release to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section and (iii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of OTC Markets, LLC., in which case the Company shall provide Subscriber with prior written notice of such disclosure, and shall reasonably consult with the Subscriber regarding such disclosure.

8.17     Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

8.18        Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Subscription Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Subscription Agreement as if set forth in full herein. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof. The headings of the sections of this Subscription Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Subscription Agreement. All references to “dollars” or “$” are to United States of America dollars.

9.       Important Notices to Subscribers.

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

UNTIL SUCH TIME AS AFORM 8-K IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DISCLOSING THE TRANSACTIONS CONTEMPLATED HEREBY, THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE SUBSCRIBER THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY THIRD-PARTY MAY BE RELIED UPON.

THIS SUBSCRIPTION AGREEMENT AND THE COMPANY’S SEC FILINGS AND REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDE DATA OBTAINED FROM INDUSTRY PUBLICATIONS AND REPORTS, WHICH THE COMPANY BELIEVES TO BE RELIABLE SOURCES; HOWEVER, NEITHER THE ACCURACY NOR COMPLETENESS OF THIS DATA IS GUARANTEED. WE HAVE NEITHER INDEPENDENTLY VERIFIED THIS DATA NOR SOUGHT THE CONSENT OF SUCH SOURCES TO REFER TO THEIR REPORTS IN THIS SUBSCRIPTION AGREEMENT.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SECURITIES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO ANY POTENTIAL ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY. THERE IS NOT CURRENTLY AN ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. THE PRICE OF SECURITIES QUOTED ON THE OTC PINK SHEETS MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF UNIT SHARES OR WARRANT SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING THE LAPSE OF RESTRICTIONS ON THE SECURITIES SOLD PURSUANT TO THIS OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THIS OFFERING.

THIS SUBSCRIPTION AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY OR AN INVESTMENT IN THE OFFERING. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

Article 2

Terms, Provisions And Conditions Applicable To Canadian Subscribers.

10.       Terms, Provisions and Conditions Applicable Only to Residents of British Columbia, Canada.

10.1       Subscriber is resident, or if not, an individual has its head office, in British Columbia, Canada.

10.2       Subscriber has completed, executed and delivered to the Company the Family, Friends and Business Associates Certificate attached hereto as Exhibit D, and Subscriber hereby confirms the truth and accuracy of all statements made therein and that such statements will be true and accurate as of the Closing of the subscription hereunder.

10.3       Subscriber acknowledges that the Company has advised Subscriber that the Company is relying on an exemption from the requirements to provide Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "Act") and, as a consequence of acquiring the Securities pursuant to these exemptions, certain protections, rights and remedies provided by the Act, including statutory rights of rescission or damages, will not be available to Subscriber.

10.4       Subscriber acknowledges that there are restrictions on the Subscriber's ability to resell the Securities, and it is the responsibility of Subscriber to find out what those restrictions are and to comply with them before selling the Securities.

10.5       The Subscriber consents to the Company’s collection of personal information from the Subscriber for the purposes of completing the Offering, including, without limitation, determining the Subscriber’s eligibility to purchase the Purchased Units under applicable securities laws and completing filings required by any securities regulatory authority having jurisdiction. The information provided by the Subscriber in connection with this Subscription Agreement identifying among other things, the name, address, telephone number and email address of the Subscriber, the number and type of Securities being purchased hereunder, the purchase price for the Purchased Units, the Closing date and the prospectus exemption under British Columbia securities laws that is being relied upon in connection with the purchase and sale of the Purchased Units will be disclosed to Canadian securities regulatory authorities, and such information is being indirectly collected pursuant to the authority granted under Canadian securities legislation for the purposes of the administration and enforcement of Canadian securities legislation. Subscriber hereby authorizes the indirect collection of such information by the Canadian securities regulatory authorities. In the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the British Columbia Securities Commission as follows:

P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Fax: (604) 899-6581
Email: FOI-privacy@bcsc.bc.ca
Public official contact: FOI Inquiries

[SIGNATURE PAGE FOLLOWS]

[BALANCE OF THIS PAGE IS INTENTIONALLY BLANK]

[SolarWindow Technologies, Inc. Signature Page]

In Witness Whereof, the Company has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the Effective Date set forth below.

 SolarWindow Technologies, Inc.

 By: _______________________________________________

 Name: Amit Singh

 Title: President and Chief Executive Officer

Effective Date: ___________________, 2025_____

[Subscriber Signature Pages Follows]

SolarWindow Technologies, Inc.

[Signature Page For Subscribers Who Are Natural Persons]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase the number of Units and for the Aggregate Purchase Price set forth below.

Number of Units to be Purchased:	2,016,129

Aggregate Purchase Price *:	$625,000

*The Aggregate Purchase Price is payable in full by wire transfer as provided in Section 3 of the Subscription Agreement.

Date: May 21, 2025

Subscriber: Jason Gurpaul Singh Bains

Signature ___________________________
Name:
Subscriber TIN:

Subscriber Address (Country of Residence and Contact Information for Notice):

Email:

Phone:

Facsimile: ____________________________

SolarWindow Technologies, Inc.

[Signature Page For All Other Subscribers]

IN WITNESS WHEREOF, the Subscriber has duly completed and executed this Subscription Agreement and elects to purchase the number of Units and for the Aggregate Purchase Price set forth below.

Number of Units to be purchased:	______________________________________________

Aggregate Purchase Price *:	$______________________________________________

*The Aggregate Purchase Price is payable in full by wire transfer as provided in Section 3 of the Subscription Agreement.

Date: ________________________________, 2025

Name of Subscriber:	_______________________________________________________________

Authorized Signatory: ___________________________	Authorized Signatory: ___________________________

Print Name: ___________________________________	Print Name: ___________________________________
Title: ________________________________________	Title: ________________________________________

Subscriber Tax ID No.: __________________________________

Telephone No.: _________________________________

Facsimile No. if any:

Email Address: _________________________________

Country (Jurisdiction) Where Formed: ______________________________________

Subscriber’s Address for Notices:
Subscriber’s Registered Office:

1

Exhibit A
TO THE SOLARWINDOW AMENDED AND RESTATED

OFFSHORE SUBSCRIPTION AGREEMENT

FORM OF SERIES U-OS WARRANT

[FILED SEPARATELY]

1

EXHIBIT B

TO THE SOLARWINDOW AMENDED AND RESTATED

OFFSHORE SUBSCRIPTION AGREEMENT

Certain Regulation S Definitions Used in this Subscription Agreement

“Directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered in reliance on this Regulation S (§ 230.901 through § 230.905, and Preliminary Notes). Such activity includes placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of securities being made in reliance upon this Regulation S.

The following are not “directed selling efforts”:

(i) Placing an advertisement required to be published under U.S. or foreign law, or under rules or regulations of a U.S. or foreign regulatory or self-regulatory authority, provided the advertisement contains no more information than legally required and includes a statement to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in § 230.903) absent registration or an applicable exemption from the registration requirements;

(ii) Contact with persons excluded from the definition of “U.S. person” pursuant to paragraph (k)(2)(vi) of this section or persons holding accounts excluded from the definition of “U.S. person” pursuant to paragraph (k)(2)(i) of this section, solely in their capacities as holders of such accounts;

(iii) A tombstone advertisement in any publication with a general circulation in the United States, provided:

(A) The publication has less than 20% of its circulation, calculated by aggregating the circulation of its U.S. and comparable non-U.S. editions, in the United States;

(B) Such advertisement contains a legend to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States (or to a U.S. person, if the advertisement relates to an offering under Category 2 or 3 (paragraph (b)(2) or (b)(3)) in § 230.903) absent registration or an applicable exemption from the registration requirements; and

(C) Such advertisement contains no more information than:

(1) The issuer's name;

(2) The amount and title of the securities being sold;

(3) A brief indication of the issuer's general type of business;

(4) The price of the securities;

(5) The yield of the securities, if debt securities with a fixed (non-contingent) interest provision;

(6) The name and address of the person placing the advertisement, and whether such person is participating in the distribution;

2

(7) The names of the managing underwriters;

(8) The dates, if any, upon which the sales commenced and concluded;

(9) Whether the securities are offered or were offered by rights issued to security holders and, if so, the class of securities that are entitled or were entitled to subscribe, the subscription ratio, the record date, the dates (if any) upon which the rights were issued and expired, and the subscription price; and

(10) Any legend required by law or any foreign or U.S. regulatory or self-regulatory authority;

(iv) Bona fide visits to real estate, plants or other facilities located in the United States and tours thereof conducted for a prospective investor by an issuer, a distributor, any of their respective affiliates or a person acting on behalf of any of the foregoing;

(v) Distribution in the United States of a foreign broker-dealer's quotations by a third-party system that distributes such quotations primarily in foreign countries if:

(A) Securities transactions cannot be executed between foreign broker-dealers and persons in the United States through the system; and

(B) The issuer, distributors, their respective affiliates, persons acting on behalf of any of the foregoing, foreign broker-dealers and other participants in the system do not initiate contacts with U.S. persons or persons within the United States, beyond those contacts exempted under § 240.15a-6 of this chapter;

(vi) Publication by an issuer of a notice in accordance with § 230.135 or § 230.135c;

(vii) Providing any journalist with access to press conferences held outside of the United States, to meetings with the issuer or selling security holder representatives conducted outside the United States, or to written press-related materials released outside the United States, at or in which a present or proposed offering of securities is discussed, if the requirements of § 230.135e are satisfied; and

(viii) Publication or distribution of a research report by a broker or dealer in accordance with Rule 138(c) (§ 230.138(c)) or Rule 139(b) (§ 230.139(b)).

***

“Distribution compliance period” means a period that begins when the securities were first offered to persons other than distributors in reliance upon this Regulation S (§ 230.901 through § 230.905, and Preliminary Notes) or the date of closing of the offering, whichever is later, and continues until the end of the period of time specified in the relevant provision of § 230.903, except that:

(1) All offers and sales by a distributor of an unsold allotment or subscription shall be deemed to be made during the distribution compliance period;

(2) In a continuous offering, the distribution compliance period shall commence upon completion of the distribution, as determined and certified by the managing underwriter or person performing similar functions;

(3) In a continuous offering of non-convertible debt securities offered and sold in identifiable tranches, the distribution compliance period for securities in a tranche shall commence upon completion of the distribution of such tranche, as determined and certified by the managing underwriter or person performing similar functions; and

3

(4) That in a continuous offering of securities to be acquired upon the exercise of warrants, the distribution compliance period shall commence upon completion of the distribution of the warrants, as determined and certified by the managing underwriter or person performing similar functions, if requirements of § 230.903(b)(5) are satisfied.

***

“Reporting issuer” means an issuer other than an investment company registered or required to register under the 1940 Act that:

(1) Has a class of securities registered pursuant to Section 12(b) or 12(g) of the Exchange Act (15 U.S.C. 78l(b) or 78l(g)) or is required to file reports pursuant to Section 15(d) of the Exchange Act (15 U.S.C. 78o(d)); and

(2) Has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act (15 U.S.C. 78m(a) or 78o(d)) for a period of at least twelve months immediately preceding the offer or sale of securities made in reliance upon this Regulation S (§ 230.901 through § 230.905, and Preliminary Notes) (or for such shorter period that the issuer was required to file such material).

***

“U.S. person” means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

(2) The following are not “U.S. persons”:

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(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(B) The estate is governed by foreign law;

(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v) Any agency or branch of a U.S. person located outside the United States if:

(A) The agency or branch operates for valid business reasons; and

(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

***

“United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

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EXHIBIT C

TO THE SOLARWINDOW AMENDED AND RESTATED

OFFSHORE SUBSCRIPTION AGREEMENT

REGISTRATION RIGHTS AGREEMENT

[FILED SEPARATELY]

EXHIBIT D

TO THE SOLARWINDOW AMENDED AND RESTATED

OFFSHORE SUBSCRIPTION AGREEMENT

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATE

TO:	SOLARWINDOW TECHNOLOGIES, INC. (the “Company”)

SolarWindow Technologies, Inc.
9375 E. Shea Blvd, Suite 107-B
Scottsdale, AZ 85260
Attention: Amit Singh, President and Chief Executive Officer
Email: amit@solarwindow.com

RE:	SUBSCRIPTION FOR UNITS OF THE COMPANY

The undersigned Subscriber/duly authorized representative of the Subscriber (or in the case of a trust, the trustee or an officer of the trustee of the trust) hereby certifies that:

1.	the Subscriber has read the Subscription Agreement to which this exhibit is attached and understands that the offering of the Purchased Units is being made on a prospectus exempt basis;

2.	the Subscriber is purchasing the Purchased Units as principal for the Subscriber’s own account;

3.	the Subscriber has a direct relationship with Harmel Rayat [please insert name], who is a director, executive officer [1] or control person [2] of the Company or of an affiliate [3] of the Company and if applicable, has known such person for 20 Years (length of time); and

4.	represents that the Subscriber is one of the following (please underline relationship and place check mark beside “Company” or “Affiliate of Company”, as applicable):

(✓)
(a) a director, executive officer or control person of the Company or of an affiliate of the Company;
(b) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Company or of an affiliate of the Company;
(c) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company;
(d) a close personal friend of a director, executive officer or control person of the Company or of an affiliate of the Company; (1)
(e) a close business associate of a director, executive officer or control person of the Company, or of an affiliate of the Company;(2)
(f) a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company; (2) (3)
(g) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Company; (3)
(h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g), the applicable paragraph also being marked with a check mark; or
(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in paragraphs (a) to (g).

(1)	For the purposes of NI 45-106 and this certificate, the term “close personal friend” is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. The term “close personal friend” can include a family member who is not already specifically identified in the exemption if the family member satisfies the criteria described above. An individual is not a “close personal friend” solely because the individual is: (a) a relative; (b) a member of the same club, organization, association or religious group; (c) a co-worked, colleague or associate at the same workplace; (d) a client, customer, former client or former customer; (e) a mere acquaintance; or (f) connected through some form of social media, such as but not limited to Facebook, X (formerly Twitter) or LinkedIn.

(2)	For the purposes of NI 45-106 and this certificate, the term “close business associate” is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person of the Company to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. An individual is not a “close business associate” solely because the individual is: (a) a member of the same club, organization, association or religious group; (b) a co-worked, colleague or associate at the same workplace; (c) a client, customer, former client or former customer; (d) a mere acquaintance; or (e) connected through some form of social media, such as but not limited to Facebook, X (formerly Twitter) or LinkedIn.

(3)	For the purposes of NI 45-106 and this certificate, the term “founder” is an individual who, acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company, and, at the time of the distribution or trade, is actively involved in the business of the Company.

The Subscriber represents and warrants that the statements made in this certificate are true at the time this certificate is signed and covenants that they will be true as of the time of Closing.

All capitalized terms used in this certificate and not defined herein have the meaning given to them in the Subscription Agreement to which this certificate is attached.

DATED:                  , 2025

_________________________________________

Signature of Subscriber/authorized signatory